SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): April 19, 2005



                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



           Nevada                       0-18953                  87-0448736
           ------                       -------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266

Item 2.02  Results of Operations and Financial Condition.

                  On April 19, 2005, Registrant issued a press release on its results of operation and financial condition for the three months ended and at March 31, 2005, and another press release showing a balance sheet reclassification.

Item 9.01  Financial Statements and Exhibits.

                  Copies of such press releases are attached as Exhibit "A" and Exhibit "B" hereto, respectively.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AAON, INC.


Date: April 19, 2005                    By:  /s/ John B. Johnson, Jr.
                                             -----------------------------------
                                                 John B. Johnson, Jr., Secretary

                                      (1)

                                   EXHIBIT "A"

NEWS BULLETIN
FOR IMMEDIATE RELEASE
April 19, 2005

                                   AAON, Inc.
                  2425 South Yukon Ave. o Tulsa, OK 74107-2728
                  o Ph: (918) 583-2266 o Fax: (918) 583-6094 o
                             o http://www.aaon.com o
                  ---------------------------------------------
                            For Further Information:
           Jerry R. Levine o Ph: (914) 244-0292 o Fax: (914) 244-0295
--------------------------------------------------------------------------------


                     AAON REPORTS HIGHER SALES AND EARNINGS


Tulsa, OK, April 19, 2005 - AAON, Inc. (NASDAQ-AAON), today announced its operating results for the three months ended March 31, 2005, of $42.8 million in sales (up 14%), and $3.3 million of net income, $0.26 per share, compared to $37.5 million in sales and $2.3 million in net income (up 40%), $0.18 per share, a year ago. Per share earnings are on a diluted basis.

Norman H. Asbjornson, President and CEO, stated that "the increase in earnings was attributable to both volume and price increases totaling $5.3 million compared to the first quarter of 2004, despite continued, relatively high material costs, the after tax loss by AAON Canada of approximately $700,000 and burdensome costs of Sarbanes-Oxley compliance."

Mr. Asbjornson added that "based on the first quarter results and other relevant factors, we expect 2005 to produce both higher sales and earnings than 2004."

Certain statements in this news release may be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933. Statements regarding future prospects and developments are based upon current expectations and involve certain risks and uncertainties that could cause actual results and developments to differ materially from the forward-looking statements.

                                      (1)

                           AAON, Inc. and Subsidiaries
                      Consolidated Statements of Operations
                                   (unaudited)
                                                              Three Months Ended
                                                      Mar. 31, 2005         Mar. 31, 2004
                                                ------------------------------------------------
                                                                 (in thousands)
Net sales                                               $  42,780             $  37,494

Cost of sales                                              32,730                29,793
                                                     ----------------      -----------------
      Gross profit                                         10,050                 7,701

Selling, general and
    administrative expenses                                 4,682                 3,967
                                                     ----------------      -----------------
     Income from operations                                 5,368                 3,734

Interest expense                                               (2)                  (17)

Interest income                                                78                    81

Other income (expense)                                         (9)                    2
                                                     ----------------      -----------------
Income before income taxes                                  5,435                 3,800

Income tax provision                                        2,148                 1,463
                                                     ----------------      -----------------
     Net income                                         $   3,287             $   2,337
                                                     ================      =================
Earnings Per Share:
   Basic                                                $    0.27             $    0.19
                                                     ================      =================
   Diluted                                              $    0.26             $    0.18
                                                     ================      =================
Weighted Average Shares Outstanding:
   Basic                                                   12,387                12,482
                                                     ================      =================
   Diluted                                                 12,795                12,997
                                                     ================      =================

                                      (2)

                           AAON, Inc. and Subsidiaries
                           Consolidated Balance Sheets
                                   (unaudited)
                                                                       March 31,                    December 31,
                                                                         2005                           2004
                                                                ------------------------------------------------------
                                                                    (In thousands, except share and per share data)
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                       $      370                      $      994
     Certificate of deposit                                               3,000                           3,000
     Accounts receivable, net                                            28,698                          27,121
     Inventories, net                                                    23,496                          20,868
     Prepaid expenses                                                       583                             478
     Deferred income tax assets                                           3,537                           3,537
                                                               ---------------------           ----------------------
Total current assets                                                     61,031                          55,998
                                                               ---------------------           ----------------------

PROPERTY, PLANT AND EQUIPMENT
     Land                                                                 2,123                           2,082
     Buildings                                                           27,012                          26,805
     Machinery and equipment                                             55,293                          52,540
     Furniture and fixtures                                               5,080                           4,819
                                                               ---------------------           ----------------------
     Total property, plant & equipment                                   88,161                          86,246
     Less:  accumulated depreciation                                     38,900                          37,017
                                                               ---------------------           ----------------------
     Net property, plant & equipment                                     49,261                          49,229
                                                               ---------------------           ----------------------
NOTES RECEIVABLE, LONG-TERM                                                  75                               -
                                                               ---------------------           ----------------------

Total assets                                                         $  110,367                      $  105,227
                                                               =====================           ======================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
    Revolving credit facility                                             1,347                               -
    Current maturities of long-term debt                                    108                             108
    Accounts payable                                                     11,018                          12,882
    Accrued liabilities                                                  17,684                          15,069
                                                               ---------------------           ----------------------
Total current liabilities                                                30,157                          28,059
                                                               ---------------------           ----------------------
LONG-TERM DEBT, LESS CURRENT MATURITIES                                     140                             167
                                                               ---------------------           ----------------------
DEFERRED TAX LIABILITIES                                                  5,630                           5,830
                                                               ---------------------           ----------------------

STOCKHOLDERS' EQUITY
     Preferred Stock, $.001 par, 5,000,000 shares
         authorized, no shares issued                                         -                               -
     Common Stock, $.004 par, 50,000,000 shares
         authorized, and 12,376,333 and 12,349,583
         issued and outstanding at March 31, 2005,
         and December 31, 2004, respectively                                 50                              49

     Additional paid-in capital                                               -                               -
     Accumulated other comprehensive income, net of tax                     235                             247
     Retained earnings                                                   74,155                          70,875
                                                               ---------------------           ----------------------
Total stockholders' equity                                               74,440                          71,171
                                                               ---------------------           ----------------------

Total liabilities and stockholders' equity                           $  110,367                      $  105,227
                                                               =====================           ======================

                                      (3)

                           AAON, Inc. and Subsidiaries
                      Consolidated Statements of Cash Flows
                                   (unaudited)
                                                                                Three Months                  Three Months
                                                                                    Ended                         Ended
                                                                                Mar. 31, 2005                 Mar. 31, 2004
                                                                          -------------------------------------------------------
                                                                                               (in thousands)
OPERATING ACTIVITIES
     Net income                                                                   $     3,287                   $     2,337
       Adjustments to reconcile net income to net
       cash provided by operating activities:
         Depreciation                                                                   1,883                         1,552
         Provision for losses on accounts receivable                                       39                           470
       Loss on disposition of assets                                                        -                             4
       Deferred income taxes                                                             (200)                            -
       Changes in assets and liabilities:
            Accounts receivable                                                        (1,616)                          (40)
            Inventories                                                                (2,628)                       (2,512)
            Prepaid expenses                                                             (105)                         (295)
            Accounts payable                                                           (1,455)                         (566)
            Accrued liabilities                                                         2,423                           241
                                                                          -------------------------------------------------------
     Net cash provided by operating activities                                          1,628                         1,191

INVESTING ACTIVITIES
     Proceeds from sale of property, plant and equipment                                    -                             1
     Proceeds from matured certificate of deposit                                       3,000                             -
     Investment in certificate of deposit                                              (3,000)                            -
     Note receivable, long-term                                                           (75)                            -
     Capital expenditures                                                              (3,262)                         (664)
                                                                          -------------------------------------------------------
     Net cash used in investing activities                                             (3,337)                         (663)

FINANCING ACTIVITIES
     Borrowings under revolving credit facility                                         5,304                        12,968
     Payments under revolving credit facility                                          (3,957)                      (17,442)
     Payments of long-term debt                                                           (27)                            -
     Stock options exercised                                                              242                           224
     Repurchase of stock                                                                 (465)                       (2,263)
                                                                          -------------------------------------------------------
     Net cash provided by (used in) financing activities                                1,097                        (6,513)
                                                                          -------------------------------------------------------

Effect of exchange rate on cash                                                           (12)                            -
                                                                          -------------------------------------------------------
Net decrease in cash and cash equivalents                                                (624)                       (5,985)
                                                                          -------------------------------------------------------
Cash and cash equivalents, beginning of year                                              994                         6,186
                                                                          -------------------------------------------------------
Cash and cash equivalents, end of year                                            $       370                   $       201
                                                                          =======================================================

                                      (4)

                                   EXHIBIT "B"


NEWS BULLETIN
FOR IMMEDIATE RELEASE
April 19, 2005

                                   AAON, Inc.
                  2425 South Yukon Ave. o Tulsa, OK 74107-2728
                  o Ph: (918) 583-2266 o Fax: (918) 583-6094 o
                             o http://www.aaon.com o
                  ---------------------------------------------
                            For Further Information:
           Jerry R. Levine o Ph: (914) 244-0292 o Fax: (914) 244-0295
--------------------------------------------------------------------------------


                   AAON Issues Balance Sheet Reclassification


Due to a last minute Balance Sheet reclassification of deposits in prepaid expenses to machinery and equipment, total current assets decreased by $1,347,000 from $61,031,000 to $59,684,000, while total property and equipment and net property, plant and equipment increased by the same amount to $89,508,000 and $50,608,000, respectively.

                                      (5)

                           AAON, Inc. and Subsidiaries
                           Consolidated Balance Sheets
                                   (unaudited)
                                                                       March 31,                    December 31,
                                                                         2005                           2004
                                                                ------------------------------------------------------
                                                                    (In thousands, except share and per share data)
ASSETS
CURRENT ASSETS
     Cash and cash equivalents                                       $      370                      $      994
     Certificate of deposit                                               3,000                           3,000
     Accounts receivable, net                                            28,698                          27,121
     Inventories, net                                                    23,496                          20,868
     Prepaid expenses                                                       583                             478
     Deferred income tax assets                                           3,537                           3,537
                                                               ---------------------           ----------------------
Total current assets                                                     59,684                          55,998
                                                               ---------------------           ----------------------

PROPERTY, PLANT AND EQUIPMENT
     Land                                                                 2,123                           2,082
     Buildings                                                           27,012                          26,805
     Machinery and equipment                                             55,293                          52,540
     Furniture and fixtures                                               5,080                           4,819
                                                              ---------------------           ----------------------
     Total property, plant & equipment                                   89,508                          86,246
     Less:  accumulated depreciation                                     38,900                          37,017
                                                              ---------------------           ----------------------
     Net property, plant & equipment                                     50,608                          49,229
                                                              ---------------------           ----------------------
NOTES RECEIVABLE, LONG-TERM                                                  75                               -
                                                              ---------------------           ----------------------

Total assets                                                         $  110,367                      $  105,227
                                                              =====================           ======================

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Revolving credit facility                                            1,347                               -
     Current maturities of long-term debt                                   108                             108
     Accounts payable                                                    11,018                          12,882
     Accrued liabilities                                                 17,684                          15,069
                                                              ---------------------           ----------------------
Total current liabilities                                                30,157                          28,059
                                                              ---------------------           ----------------------
LONG-TERM DEBT, LESS CURRENT MATURITIES                                     140                             167
                                                              ---------------------           ----------------------
DEFERRED TAX LIABILITIES                                                  5,630                           5,830
                                                              ---------------------           ----------------------

STOCKHOLDERS' EQUITY
     Preferred Stock, $.001 par, 5,000,000 shares
         authorized, no shares issued                                         -                               -
     Common Stock, $.004 par, 50,000,000 shares
         authorized, and 12,376,333 and 12,349,583
         issued and outstanding at March 31, 2005,
         and December 31, 2004, respectively                                 50                              49

     Additional paid-in capital                                               -                               -
     Accumulated other comprehensive income, net of tax                     235                             247
     Retained earnings                                                   74,155                          70,875
                                                               ---------------------           ----------------------
Total stockholders' equity                                               74,440                          71,171
                                                               ---------------------           ----------------------

Total liabilities and stockholders' equity                           $  110,367                      $  105,227
                                                               =====================           ======================

                                      (6)